UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 14, 2016

GARMATEX HOLDINGS LTD.
(Exact name of registrant as specified in its charter)

Nevada	333-196921	36-4752858
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7458 Allison Place, Chilliwack, British Columbia, Canada  V4Z 1J7
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 778.823.3104

Oaxaca Resources Corp.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
A copy of our News Release dated October 14, 2016 is furnished herewith.
Item 9.01 Financing Statements and Exhibits
(d) Exhibits
99.1             News Release dated October 14, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMATEX HOLDINGS LTD.

By:

/s/ Devon Loosdrecht
 Devon Loosdrecht
President, Chief Executive Officer,
 Chief Financial Officer, Treasurer and Director

Date: October 17, 2016

3